                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 29, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                            1-13136 No.                       16-1455126
(State or other jurisdiction  (Commission File Number)             (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

                              HOME PROPERTIES, INC.

                                 CURRENT REPORT
                                   ON FORM 8-K

Item 2.01. Completion of Acquisition or Disposition of Assets
-------------------------------------------------------------

Home  Properties,  Inc.  (the  "Company")  conducts  its  business  through Home
Properties,  L.P., a New York limited partnership (the "Operating Partnership").
On June 29, 2006, the Operating Partnership sold its interests in several of its limited  liability  company  subsidiaries,  each of which  owned one of nineteen apartment  communities  listed  below  (the  "Disposition  Properties")  in  one transaction.  Each  of the  Disposition  Properties  was  located  in  Southeast
Michigan (Wayne, Oakland and Macomb counties). The sale was consummated pursuant to an Agreement  for Purchase  and Sale of  Interests  between Home  Properties,
L.P., Home Properties WMF I, LLC and The Lightstone  Group,  LLC dated April 26,
2006 and later  amended  (the "Sale  Agreement").  The gross sales price for the
Disposition  Properties was $230,000,000.  No debt was assumed by the purchaser.
The interests in the entities  owning the  Disposition  Properties  were sold to affiliates of The Lightstone Group, LLC, a New Jersey limited liability company, which is an independent,  unaffiliated third party to the Company. The aggregate sale price for the communities was determined based on arms-length  negotiations between the parties.
                               Number        Age        Year
Community                    of Units   in Years    Acquired

Canterbury Square                 336         33        1997
Carriage Hill                     168         39        1998
Carriage Park                     256         38        1998
Charter Square                    492         34        1997
Cherry Hill Club Apartments       165         33        1998
Cherry Hill Village               224         39        1998
Deerfield Woods Apartments        144         29        2000
Fordham Green                     146         29        1997
Greentrees                        288         34        1997
Hampton Court Apartments          182         33        2000
Kingsley                          328         35        1997
Macomb Manor Apartments           217         36        2000
Oak Park                          298         50        1997
Scotsdale                         376         30        1997
Southpointe Square                224         34        1997
Springwells Park                  303         64        1999
Stephenson House                  128         38        1997
The Lakes Apartments              434         18        1999
Woodland Gardens                  337         39        1997
Total Units                      5,046

The Disposition Properties were all of the Operating  Partnership's  communities in the Southeast Michigan market, which constituted 11.6% (in terms of number of apartment units) of the Operating  Partnership's overall owned communities as of
March 31,  2006.  The  Disposition  Properties  are a mix of garden and townhome style apartment communities with a combined total of 5,046 units. The age of the communities  range  between 18 and 64 years and were  acquired by the  Operating
Partnership between the years 1997 and 2000.

A  number  of  the   Disposition   Properties   were  acquired  in  tax-deferred
transactions  in which  interests in the  Operating  Partnership  were issued in exchange for the Disposition Properties ("UPREIT  Transactions") and pursuant to which the Operating Partnership agreed not to sell such properties for a certain period of time if such a sale would create taxable income to the former owners.

To avoid the  creation of taxable  income to the former  owners,  the  Operating
Partnership  will need to complete  tax  deferred  exchanges  for certain of the
Disposition  Properties ("UPREIT  Disposition  Properties").  It has, therefore, assigned  certain of its rights under the Sale Agreement  relating to the UPREIT
Disposition  Properties to a qualified intermediary which will hold the net sale proceeds from the sale of the UPREIT Disposition  Properties in escrow until the exchanges are completed or the Operating Partnership has determined that it will not be able to complete  exchanges  in  connection  with the UPREIT  Disposition
Properties and will instead  indemnify the affected former owners from their tax
liability  if  required  under  the  original   agreements.   If  the  Operating
Partnership  is not able to acquire any  replacement  properties  in addition to those it already  has  acquired,  the  Operating  Partnership  expects  that the maximum liability for those indemnifications would be approximately $2.2 million in the aggregate.

Of the purchase price to be paid by the  purchasers,  approximately  $41 million will be held in escrow by the  qualified  intermediary  as  described  above and approximately $76 million will be used to pay off the existing  financing on the
Disposition Properties (including interest and prepayment penalties).  A portion of the  purchase  price  ($1,261,500),  represents  a payment  to the  Operating
Partnership  for  services  to be  rendered  under a  Post-Closing  Consultation
Agreement pursuant to which the Operating  Partnership agreed to assist with the transition of management of the Disposition Properties after closing.

The Sale  Agreement  contained  representations  and warranties by the Operating
Partnership  which are customary for  transactions  involving the sale of entity interests where the entities own real estate assets. The Sale Agreement provides that the  representations and warranties survive the closing for a period of six months;  provided  that the  Operating  Partnership's  liability  for  breach of representation or warranty and  responsibility  for pre-closing  liabilities may not exceed $2,000,000.  The Operating Partnership retains responsibility for any litigation  matters which arise from occurrences  prior to closing.  As with any sold real estate assets, the Operating  Partnership also retains  responsibility for environmental matters, if any, under state and federal law. Any such pending matters are not material.

The aggregate impact of this disposition on the Company's financial condition at
March 31,  2006 is reflected in the accompanying pro forma consolidated  balance sheet.  The results of operations for the three months ended March 31,  2006 and
2005 and the years  ended  December 31,  2005,  2004,  and 2003 are  included in previously  filed  financial  statements of the Company as detailed in Item 9.01 below.  The pro forma financial  information  should be read in conjunction with the Company's consolidated financial statements and related footnote disclosures as filed in the Company's quarterly report on Form 10-Q for the quarterly period ended  March 31,  2006 and in the  Company's  annual report on Form 10-K for the year ended December 31, 2005.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

b.   Pro forma financial information:

     The pro forma financial information listed below for Home Properties,  Inc.
     is included with this Form 8-K.

     The pro forma consolidated balance sheet of Home Properties, Inc. presented herein  reflects the  disposition  of assets  described  above as if it had occurred as of March 31, 2006.

     (1)  Unaudited pro forma consolidated balance sheet of the Company at March
          31, 2006.

     (2)  The  pro  forma   consolidated   statements   of  operations  of  Home
          Properties,  Inc. for the three months ended  March 31,  2006 and 2005
          are  not  included  in  this  Form  8-K.  This  pro  forma   financial
          information  is not  presented  in this Form 8-K as the  impact of the apartment  community  sale had been fully  reflected  as  discontinued
          operations  under  SFAS  No. 144  in the  consolidated  statements  of operations of the Registrants for the periods discussed above.

     (3)  The pro forma consolidated statement of operations of Home Properties,
          Inc.  for the years  ended  December 31,  2005,  2004 and 2003 are not included in this Form 8-K. This pro forma financial information is not presented  in this Form 8-K as the impact of the  apartment  community sale had been fully  reflected as discontinued  operations  under SFAS
          No. 144  in  the   consolidated   statements   of  operations  of  the
          Registrants for the periods discussed above.

c.   Exhibits

     Exhibit  10.1  Agreement  for  Purchase  and  Sale of  Interests  Southeast
          Michigan  Portfolio,   dated  April 26,  2006,  together  with  Second
          Amendment thereto (First Amendment superceded).

     Exhibit 99.1 Press Release dated June 29, 2006.

                                                HOME PROPERTIES, INC.
                                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                    MARCH 31, 2006
                                   (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                           Adjust-
                                           Historical     ments(1)          Pro Forma
                                           ----------   ----------          ---------
ASSETS
Real estate:
  Land                                     $  401,756           -          $  401,756
  Construction in progress                      8,657           -               8,657
  Buildings, improvements and equipment     2,723,546         (51) (1)      2,723,495
  Real estate held for sale, net              225,756    (221,512) (1)          4,244
                                           ----------   ---------          ----------
                                            3,359,715    (221,563)          3,138,152
  Less:  accumulated depreciation            (470,691)         36  (1)       (470,655)
                                           ----------   ---------          ----------
               Real estate, net             2,889,024    (221,527)          2,667,497

Cash and cash equivalents                       7,426       2,142  (5)          9,568
Cash in escrows                                36,060      41,174  (3)         77,234
Accounts receivable                             6,522           -               6,522
Prepaid expenses                               16,183           -              16,183
Deferred charges                               11,845        (196) (1)         11,649
Other assets                                   10,341         (76) (1)         10,265
Other assets held for sale                      3,574      (3,481) (1)             93
                                           ----------   ---------          ----------
       Total assets                        $2,980,975   ($181,964)         $2,799,011
                                           ==========   =========          ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                     $1,801,230           -          $1,801,230
Line of credit                                 65,000     (31,000) (4)         34,000
Accounts payable                               19,520      (1,488) (1)         18,032
Accrued interest payable                        8,540           -               8,540
Accrued expenses and other liabilities         23,934       2,170  (1)         26,104
Security deposits                              21,583           -              21,583
Liabilities held for sale                      74,845     (74,762) (1)(2)          83
                                           ----------   ---------          ----------
       Total liabilities                    2,014,652    (105,080)          1,909,572
                                           ----------   ---------          ----------
Commitments and contingencies
Minority interest                             314,695          40  (6)        314,735
                                           ----------   ---------          ----------
Stockholders' equity:
  Cumulative redeemable preferred stock,
    $.01 par value; 2,400,000 shares
    issued and outstanding at
    March 31, 2006 and December 31, 2005.      60,000           -              60,000
  Common stock, $.01 par value;
    80,000,000 shares authorized;
    30,011,428 and 31,184,256 shares
    issued and outstanding at
    March 31, 2006 and
    December 31, 2005 (7).                        316         (16) (4)            300
  Excess stock, $.01 par value;
    10,000,000 shares authorized;
    no shares issued or outstanding                 -           -                   -
  Additional paid-in capital                  783,959     (76,984) (4)(7)     706,975
  Accumulated other comprehensive income          289           -                 289
  Distributions in excess of
    accumulated earnings                     (192,936)         76  (6)       (192,860)
                                           ----------   ---------          ----------
       Total stockholders' equity             651,628     (76,924)            574,704
                                           ----------   ---------          ----------
       Total liabilities and
         stockholders' equity              $2,980,975   ($181,964)         $2,799,011
                                           ==========   =========          ==========

                              HOME PROPERTIES, INC.
             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2006
                   THOUSANDS, EXCEPT SHARE AND PER SHARE DATA

(1)  The pro forma adjustments reflect the impact of the sale of the Disposition
     Properties  discussed  in Item 2.01,  as if it had occurred as of March 31,
     2006.  The pro forma sale  adjustments  include the  disposal of the assets related to the nineteen communities and 1 regional office. Deferred charges reflect losses related to the write-off of unamortized  deferred loan costs on debt  discharged  ($196).  Other pro forma  adjustments  relate to other assets held for sale (real estate taxes, insurance, prepaid rents, security
     deposits),   accounts   payable   and   accrued   expenses   for   the  tax
     indemnification.

(2)  These  pro  forma  adjustments  reflect a  reduction  in debt for  mortgage principal repaid in connection with the property sales ($73,135).

(3)  These pro forma  adjustments  reflect an  increase in Cash in escrows for a
     1031 Exchange ($41,174).

(4)  These  pro forma  adjustments  reflect  the  utilization  of the  remaining assumed net cash  proceeds  from the property  sales to reduce  outstanding borrowings under the Company's line of credit  facilities  ($31,000) and to repurchase common stock ($77,000).

(5)  These  pro  forma  adjustments   reflect  an  increase  in  Cash  and  cash
     equivalents for a residual amount after satisfying the assumptions in Notes
     (2), (3) and (4).

(6)  These pro  forma  adjustments  to  Distributions  in excess of  accumulated earnings  reflect the estimated net gain on the  Disposition  Properties of
     $4,611, plus income from discontinued  operations of $756, offset by losses related to the prepayment of debt of $3,004 and the tax  indemnification of
     $2,247. The minority interest adjustment represents 34.78% of the pro forma net profit of $116.

(7)  These  pro forma  adjustments  reflect  the  utilization  of the  remaining assumed net cash proceeds from the property sale to repurchase common stock as  described  in  footnote 4 above  ($77,000 /  $50.87/share  =  1,513,662 shares).

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                               HOME PROPERTIES, INC.
                               ---------------------
                               (Registrant)

                               Date:    June 30, 2006

                               By:      /s/ Edward J. Pettinella
                                        -------------------------------------
                                        Edward J. Pettinella
                                        President and Chief Executive Officer

                               Date:    June 30, 2006

                               By:      /s/ David P. Gardner
                                        -------------------------------------
                                        David P. Gardner
                                        Executive Vice President and
                                        Chief Financial Officer